UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-8814	84-0705083
(Commission File Number)	(IRS Employer Identification No.)

34501 East Quincy Avenue, Building 1, Suite D, Watkins, CO 80137

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code	(303) 292-3456

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock 1/3 of $.01 par value	PCYO	The NASDAQ Stock Market
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This current report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant” or “Pure Cycle”), a Colorado corporation, in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2026, Chris Fink and Kelly Haecker were appointed to serve on the Registrant’s board of directors (the “Board”). Mr. Fink and Mr. Haecker were appointed following the two vacancies created earlier in the year and return the Board to eight directors.

The Board has determined that Mr. Fink and Mr. Haecker are independent under the rules of the Nasdaq Stock Market.  There are no arrangements or understandings involving Mr. Fink and Mr. Haecker pursuant to which they were appointed to the Board.  Additionally, there are no related party transactions involving the Registrant and either of Mr. Fink or Mr. Haecker that the Registrant would be required to disclose pursuant to Item 404(a) of Regulation S-K. Mr. Fink and Mr. Haecker will be compensated in accordance with the Registrant’s standard compensation policies and practices for non-employee directors, and the Registrant will enter into its standard form of indemnification agreement with Mr. Fink and Mr. Haecker. Mr. Fink and Mr. Kelly have not been appointed to a Committee of the Board.

Item 7.01Regulation FD Disclosure.

On August 25, 2026, the Registrant issued a press release announcing the appointment of Messrs. Fink and Haecker to the Board. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information contained in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 25, 2026, announcing the appointment of Chris Fink and Kelly Haecker to the Board of Directors
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2026

PURE CYCLE CORPORATION

By:	/s/ Marc Spezialy
Marc Spezialy
Vice President and Chief Financial Officer